Exhibit 13.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Pablo Pinillos, the Interim Chief Executive Officer and Chief Financial Officer of Freightos Limited (the “Company”), hereby certify, that, to my knowledge:

1.The Annual Report on Form 20-F for the year ended December 31, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2026

/s/ Pablo Pinilllos
Name: Pablo Pinillos
Title: Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)